                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Baker, Fentress & Company
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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

                           BAKER, FENTRESS & COMPANY

                                Established 1891


SUITE 3510 . 200 WEST MADISON STREET . CHICAGO, ILLINOIS 60606 . (800) BKF-1891


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held on June 11, 1998


To Our Shareholders:

     The annual meeting of shareholders of Baker, Fentress & Company will be held at The Midland Hotel, Adams Room, 172 West Adams at LaSalle, Chicago, Illinois 60603, on Thursday, June 11, 1998, at 10:30 a.m., local time, for the following purposes:

     1.   To elect five directors;

     2. To ratify or reject the selection of Ernst & Young LLP as independent auditors for the Company; and

     3. To transact such other business as may properly come before the meeting.

     Shareholders of record at the close of business on April 29, 1998, are entitled to vote at the meeting.



                           By Order of the Board of Directors
                           James P. Koeneman
                           Secretary


Chicago, Illinois
May 4, 1998


     Please indicate your voting instructions on the enclosed proxy card, date and sign, and return it in the enclosed envelope. Please mail the proxy card promptly to help save the cost of additional solicitations.

                                PROXY STATEMENT
===============================================================================

     The board of directors of the Company is soliciting proxies from shareholders for use at the annual meeting referred to in the notice which this proxy statement accompanies and at any adjournment or adjournments of such meeting. Proxies properly executed and returned in a timely manner will be voted at the annual meeting in accordance with the directions specified therein. A proxy may be revoked at any time before it is voted, either in person at the meeting, by written notice to the Company, or by delivery of a later dated proxy. Shareholders of record at the close of business on April 29, 1998 are entitled to participate in the meeting and to cast one vote for each share held. The Company had 35,983,081 shares of common stock outstanding on the record date. There is no other class of stock outstanding. Proxy material is first being mailed to shareholders on or about May 4, 1998.

     SHAREHOLDERS OF THE COMPANY MAY OBTAIN, WITHOUT CHARGE, COPIES OF THE COMPANY'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT BY WRITING TO THE COMPANY AT ITS EXECUTIVE OFFICES LOCATED AT 200 WEST MADISON STREET, SUITE 3510, CHICAGO, IL 60606, OR BY CALLING (800) BKF-1891.


                         ITEM 1.  ELECTION OF DIRECTORS
===============================================================================

     Five directors are to be elected at the meeting. The board of directors has nominated the following persons to serve as directors for terms expiring at the annual meeting of shareholders in 2001: Bob D. Allen, David D. Peterson, William
H. Springer and Dean J. Takahashi, all of whom are now directors. The board has nominated Jessica M. Bibliowicz, who is also now a director, for election to a term expiring at the annual meeting in 2000. Mr. Takahashi and Ms. Bibliowicz were named by the directors to fill vacancies on the board and have not previously been elected by shareholders. If any nominee should be unable to serve, the proxies will be voted for such other person as shall be determined by the persons named as proxies in accordance with their judgment. Shareholders are entitled to one vote per share in the election of directors, with no right of cumulation. Directors will be elected by plurality vote of the shares present at the meeting, in person or by proxy, if a quorum is present.

     Additional information concerning the nominees and the directors who are continuing in office appears below.

                       Directors Nominated for Election

                                                              Class  and
       Name, Age, and Principal Occupation          Director  Expiration
              Since January 1, 1993                  Since     of Term                     Other Business Affiliation
--------------------------------------------------  --------  ----------     ----------------------------------------------------
Bob D. Allen--age 63*                                 1992    II   1998      Director of First Union - Florida
  Chairman, president, chief executive officer
  and director of Consolidated-Tomoka Land
  Co. since 1990

David D. Peterson--age 67(2)(3)                       1983    II   1998      Chairman of executive committee and director of
  Retired, since June 1996; prior thereto,                                   Consolidated-Tomoka Land Co.
  president and chief executive officer of the
  Company

William H. Springer--age 68(2)                        1992    II   1998      Director of Walgreen Co. and trustee of the Benchmark
  Retired; former vice chairman and director of                              Funds (4 funds) and the Goldman Sachs group of
  Ameritech Corp.                                                            investment funds (3 funds)

Dean J. Takahashi--age 40                             1997    II   1998
  Senior director of investments, Yale University

Jessica M. Bibliowicz--age 38*                        1997    I    2000
  President and chief operating officer of John
  A. Levin & Co., Inc., investment adviser to
  and subsidiary of the Company, and Levin
  Management Co., Inc., a wholly-owned
  subsidiary of the Company, since July 1997;
  prior thereto, chairman and chief executive
  officer of Smith Barney Mutual Funds
  Management, Inc. and executive vice
  president of Smith Barney Inc., 1994-1997;
  prior thereto, senior vice president of
  Prudential Securities

                         Directors Continuing in Office

                                                              Class  and
       Name, Age, and Principal Occupation          Director  Expiration
              Since January 1, 1993                  Since     of Term                        Other Business Affiliation
--------------------------------------------------  --------  ----------     -----------------------------------------------------
Frederick S. Addy--age 66 (2)                           1988  I     2000     Director of J.P. Morgan Funds (7 funds) and EEX, Inc.
  Retired; former executive vice president, chief                            (an international oil and gas exploration company)
  financial officer and director of Amoco
  Corporation

David D. Grumhaus--age 62 (1)(3)                        1988  I     2000     Director of Niche Software Systems, Inc. (computer
  President of Casey Travel Corporation (travel                              software company)
  agency)



                                                              Class  and
       Name, Age, and Principal Occupation         Director  Expiration
              Since January 1, 1993                 Since     of Term                    Other Business Affiliation
--------------------------------------------------  --------  ----------     ----------------------------------------------------
Jeffrey A. Kigner--age 37*                          1996      I    2000
  Co-chairman of John A. Levin & Co., Inc.,
  investment adviser to and subsidiary of the
  Company, and Levin Management Co., Inc., a
  wholly-owned subsidiary of the Company,
  since July 1997, and chief investment officer
  of John A. Levin & Co., Inc., since September
  1997; prior thereto, executive vice president
  of John A. Levin & Co., Inc., June 1996-June
  1997; prior thereto, securities analyst/portfolio
  manager at John A. Levin & Co., Inc.

Eugene V. Fife--age 57 (4)                          1996      III  1999      Director of Eclipsys Corporation (hospital information
  President, chief executive officer, and                                    systems and solutions company)
  co-chairman of the board of directors of
  Multimedia Medical Systems (computer software
  company) since August 1996 and limited partner
  of Goldman, Sachs & Co. (investment bankers)
  since 1995; prior thereto, general partner and
  member of the management committee of Goldman,
  Sachs & Co.

J. Barton Goodwin--age 51 (1)(4)                    1987      III  1999
  Managing director of BCI Advisors, Inc.
  (private capital investment group), general
  partner of Bridge Investors II and Teaneck
  Associates and member of GroCap Investors,
  L.L.C. and Glenpointe Associates, LLC

James P. Gorter--age 68* (1)                        1978      III  1999      Director of Consolidated-Tomoka Land Co., Levin
  Chairman of the board of the Company;                                      Management Co., Inc.  and Caterpillar, Inc. (heavy
  limited partner of Goldman, Sachs & Co.                                    equipment manufacturer)
  (investment bankers)

John A. Levin--age 59* (1)                          1996      III  1999      Director of Morgan Stanley group of investment
  President and chief executive officer of the                               funds (7 funds)
  Company and co-chairman and chief executive
  officer of John A. Levin & Co., Inc.,
  investment adviser to and subsidiary of the
  Company, and Levin Management Co., Inc., a
  wholly-owned subsidiary of the Company,
  since June 1996; prior thereto, president of
  and securities analyst/portfolio manager at
  John A. Levin & Co., Inc.

Burton G. Malkiel--age 65 (3)                       1982      III  1999      Director of Prudential Insurance Co. of America,
  Professor of Economics, Princeton University                               Southern New England Telecommunications, Inc., Banco
                                                                             Bilbao Vizcaya Gestinova (Spanish bank) and Vanguard
                                                                             group of investment companies (12 funds)

Notes to Tables

* These directors are "interested persons" of the Company (as defined in the Investment Company Act), as follows: Mr. Allen, as president and chief executive officer of Consolidated-Tomoka Land Co., a controlled affiliate of the Company; Mr. Gorter, as an officer of the Company; Mr. Levin, as an officer of the Company and of Levin Management Co., Inc. and its subsidiaries, and as an affiliate of the Company because of his ownership of more than 5% of the Company's common stock; Mr. Kigner and Ms. Bibliowicz, as officers of Levin Management Co., Inc. and its subsidiaries.

(1) Member of the executive committee, which has the authority during intervals between meetings of the board of directors to exercise the power of the board, with certain exceptions. Mr. Grumhaus is the first alternate member of the executive committee.

(2) Member of the compensation committee, which had eight meetings during 1997. The committee makes recommendations to the board of directors concerning the Company's compensation policies. The committee also administers the Levin Management Co., Inc. and Subsidiaries Key Employee Incentive Bonus Plan.

(3) Member of the audit committee, which had two meetings during 1997. The committee makes recommendations regarding the selection of independent auditors and meets with representatives of the Company's independent auditors to determine the scope and review the results of each audit.

(4) Member of the nominating committee, which had no meetings during 1997. The committee makes recommendations to the board of directors regarding the selection of candidates to be nominated for election to the board. The committee does not consider nominees recommended by shareholders.

     The Company owns 5.0 million, or 79.9%, of the outstanding shares of Consolidated-Tomoka Land Co.

     During 1997, the board of directors conducted six meetings, including regularly scheduled and special meetings. Each director attended at least 75% of the meetings of the board of directors and committees on which he/she served during 1997.


            Section 16(a) Beneficial Ownership Reporting Compliance

     Each director and officer of the Company is required to report his or her transactions in shares of Company common stock to the Securities and Exchange Commission within a specified period following a transaction. During 1997 the directors and officers filed all such reports within the specified time period except Ms. Bibliowicz, Mr. Grumhaus and Mr. Koeneman, each of whom filed one report covering one transaction for one account late.


                   ITEM 2.  SELECTION OF INDEPENDENT AUDITORS
================================================================================

     The Company's board of directors, including a majority of the directors who are not interested persons of the Company, have selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the year ending December 31, 1998. Ernst & Young LLP has served the Company in this capacity since 1987 and has no direct or indirect financial interest in the Company except as independent auditors. The selection of Ernst & Young LLP as independent auditors of the Company is being submitted to the shareholders for ratification. A representative of Ernst & Young LLP is expected to be present at the meeting and will be available to respond to any appropriate questions raised at the meeting. The representative from Ernst & Young LLP also will have the opportunity to make a statement if he desires to do so.


                                 OTHER MATTERS
================================================================================

     The management of the Company does not intend to bring any other matters before the meeting, and it does not know of any proposals to be presented to the meeting by others. If any other matter comes before the meeting, however, the persons named in the proxy solicited by the board of directors will vote thereon in accordance with their judgment.


                               INTERESTS IN STOCK
================================================================================

     The table below contains information as of March 31, 1998 on the number of shares of common stock of the Company and of its controlled affiliate, Consolidated-Tomoka Land Co., as to which each director and each named officer of the Company and all directors, and officers of the Company as a group, had outright ownership, or, alone or with others, any power to vote or dispose of the shares, or to direct the voting or disposition of the shares by others, and the percentage of the aggregate of such shares to all of the outstanding shares of the respective companies. Mr. Levin is the only person, and Mr. Levin and Mr. Kigner are members of the only group of persons, known by the Company to own more than 5% of the Company's stock as of March 31, 1998.


                                          Shares of Baker, Fentress & Company
                            ---------------------------------------------------------------
                                           Power Over Voting
                                           or Disposition of
                             Outright       Other Shares (a)             Aggregate
                             Ownership     ------------------      ----------------------
                             of Shares     Alone      Shared          Shares      Percent
                            ------------   ------    ---------     ------------  --------
Frederick S. Addy.........      3,466          --           --         3,466         0.01
Bob D. Allen..............     31,284          --       38,939        70,223         0.20
Jessica M. Bibliowicz.....         --          --           --            --         0.00
Eugene V. Fife............      5,126          --           --         5,126         0.01
Barton Goodwin............         --          --      658,563       658,563         1.83
James P. Gorter...........    107,868      21,805      491,590       621,263         1.73
David D. Grumhaus.........      6,666          --      463,498       470,164         1.31
Jeffrey A. Kigner.........    333,892          --           --       333,892         0.93
John A. Levin.............  3,721,660          --       43,874     3,765,534        10.47
Burton G. Malkiel.........         --          --       20,000        20,000         0.06
David D. Peterson.........     26,926          --           --        26,926         0.07
William H. Springer.......      5,000          --           --         5,000         0.01
Dean J. Takahashi.........      1,000(b)       --           --         1,000(b)      0.00
James P. Koeneman.........      1,215       1,126          416         2,757         0.01
Julie Heironimus..........         --          --           20            20         0.00
Scott E. Smith............      1,500          --        3,305         4,805         0.01
                            ---------      ------    ---------     ---------
Directors and officers
 as a group (17 persons)..  4,245,603      22,931    1,720,205     5,988,739        16.64


                                   Shares of Consolidated-Tomoka Land Co.
                            ----------------------------------------------------------
                                           Power Over Voting          CTO Shares O/S
                                           or Disposition of            6,261,272
                            Outright        Other Shares (a)            Aggregate
                            Ownership      -----------------       -------------------
                            of Shares       Alone    Shared        Shares      Percent
                            ---------      -------  --------       ------      -------
Bob D. Allen..............     91,540(c)        --       --        91,540(c)      1.46
J. Barton Goodwin.........         --           --      800           800         0.01
James P. Gorter...........      2,400           --    4,000         6,400         0.10
John A. Levin.............         --           --   36,844        36,844         0.59
David D. Peterson.........      4,000           --       --         4,000         0.06
                            ---------      -------  -------        ------      -------
Directors and officers
 as a group (17 persons)..     97,940           --   41,644       139,584         2.23
--------------

Notes to Tables:

(a)  Each person disclaims beneficial ownership of such shares.

(b) Mr. Takahashi's totals reflect the number of shares he owned as of April 22, 1998.

(c) Includes 22,400 shares subject to options held by Mr. Allen that were exercisable within 60 days of December 31, 1997.


                               EXECUTIVE OFFICERS
================================================================================

     In addition to James P. Gorter and John A. Levin, the current executive officers of the Company are:

               Name, Age, and Principal Occupation                                                Year First
                      Since January 1, 1993                             Office(a)                   Elected
------------------------------------------------------------     -----------------------    -----------------------
James P. Koeneman--age 50                                            Executive vice                   1983
 Executive vice president and secretary of the Company                  president
 (administrative and financial officer)                               and secretary

Scott E. Smith--age 43                                               Executive vice                   1989
 Executive vice president of the Company (portfolio                     president
 manager--private placement portfolio)

Julie Heironimus--age 38                                              Treasurer and                   1998
 Treasurer and assistant secretary of the Company                   assistant secretary


(a) Each officer of the Company generally holds office until the first meeting of the board of directors after the annual meeting of shareholders and until his or her successor is elected and qualified.

                                  COMPENSATION
================================================================================
     The following table sets forth compensation paid by the Company during 1997 to (i) each of the directors of the Company and (ii) each of the three highest-paid executive officers of the Company whose aggregate compensation paid by the Company exceeded $60,000.

                                                                           Pension or
                                                                           Retirement
                                                    Aggregate           Benefits Accrued          Total
                                                   Compensation          as Part of the        Compensation
                                                     from the               Company's            from the
Name of Person, Position                            Company(a)              Expenses             Company
------------------------                           ------------         ----------------       ------------
Frederick S. Addy..........................        $  25,700                  none              $ 25,700
Director

Bob D. Allen...............................           23,200                  none(b)             23,200(b)
Director

Jessica Bibliowicz.........................           14,000                  none(d)             14,000(d)
Director

Eugene V. Fife.............................           22,700                  none                22,700
Director

J. Barton Goodwin..........................           24,200                  none                24,200
Director

James P. Gorter............................           39,450                  none                39,450(c)
Chairman of the board and director

David D. Grumhaus..........................           25,200                  none                25,200
Director

Jeffrey A. Kigner..........................           23,200                  none(d)             23,200(d)
Director

John A. Levin..............................           50,000                  none(d)             50,000(d)
President, Chief Executive Officer and
Director

Burton G. Malkiel..........................           23,700                  none                23,700
Director

David D. Peterson..........................           26,450                  none                26,450(c)
Director

William H. Springer........................           25,700                  none                25,700
Director

Dean J. Takahashi..........................            5,500                  none                 5,500
Director

James P. Koeneman..........................          233,126                  30,000             263,126
Executive Vice
President and Secretary

Scott E. Smith.............................          280,168                  30,000             310,168
Executive Vice President

Janet Sandona Jones........................          116,690                  28,250             144,940
Former Vice President and Treasurer


Notes to Compensation Table:

(a) The amounts shown in this column include the Company's contributions to the Company's money purchase pension plan and deferred 1997 compensation from the Company. The Company will defer compensation only for purposes of the current tax year. The amount of deferred compensation for 1997 included in the table above and payable by the Company to the officers listed above at December 31, 1997 was: Mr. Koeneman - $72,000; Ms. Jones - $32,000; and Mr. Smith - $125,000. See also "The Company's Retirement Plan," below.

(b) In addition to the amounts shown, Mr. Allen receives compensation from CTO, of which he is president. Mr. Allen participates in the CTO defined benefit pension plan funded by CTO. Pension benefits payable under the CTO plan are based primarily on years of service and the average compensation for the highest five years during the final 10 years of employment. The benefit formula generally provides for a life annuity benefit. The estimated annual benefit payable under the Consolidated-Tomoka Land Co. plan upon retirement at age 65 to a person with final average earnings of $160,000 or more and 10 years of service would be approximately $27,042 annually. At December 31, 1997, Mr. Allen was expected to be credited with seven years of service.

(c) Mr. Gorter and Mr. Peterson receive compensation from CTO as directors of that company which is in addition to the amounts shown.

(d) Ms. Bibliowicz, Mr. Kigner and Mr. Levin receive compensation from Levin Management Co., Inc. for their services as officers and employees of that company and its subsidiaries, which is in addition to the amounts shown. Ms. Bibliowicz, Mr. Kigner and Mr. Levin participate in the Levin Management Co., Inc. retirement plan, a money purchase pension plan funded by employer contributions. The amount of the contribution made for each employee is determined by a formula which takes into account, among other things, the age of the employee for whom the contribution is made. The benefit received under the Levin Management Co., Inc. retirement plan upon retirement depends on the aggregate contributions to the plan for the participant and the investment performance of those assets.


                         THE COMPANY'S RETIREMENT PLAN

================================================================================

     The Company's officers and employees participate in the Company's retirement plan, contributions to which are included in the cash compensation table. The Company's retirement plan is a trusteed money purchase pension plan funded by Company contributions equal to 25% of the compensation paid or accrued to participating employees, subject to a $30,000 annual contribution limitation per participant. The benefit received under the retirement plan upon retirement depends on the aggregate contributions to the plan for the participant and the investment performance of those assets.

                    PROXY SOLICITATION; VOTING; ADJOURNMENT
================================================================================

     Proxies will be solicited by mail. Proxies may be solicited by directors, officers, and a small number of regular employees, personally or by telephone, telegraph or mail, but such persons will not be specially compensated for such services. The Company will inquire of any shareholder of record known to be a broker, dealer, bank, or other nominee as to whether other persons were the beneficial owners of shares held of record by such persons. If so, the Company will supply additional copies of solicitation materials for forwarding to beneficial owners and will make reimbursement for reasonable out-of-pocket costs. The Company will bear the entire cost of solicitation.

     Proxies are tabulated by Harris Trust and Savings Bank, the Company's transfer agent. Under Delaware law (under which the Company is organized) and the Company's bylaws, a majority of the shares outstanding on the record date, excluding shares held in the Company's treasury, must be present at the meeting in person or by proxy to constitute a quorum for the transaction of business. Shares abstaining from voting or present but not voting, including broker non-votes, are counted as "present" for purposes of determining the existence of a quorum. Broker non-votes are shares held by a broker or nominee for which an executed proxy is received by the Company, but which are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

     Any decision to adjourn the meeting would be made by vote of the shares present at the meeting, in person or by proxy. Proxies would be voted in favor of adjournment if there were not enough shares present at the meeting to constitute a quorum. If sufficient shares were present to constitute a quorum, but insufficient votes had been cast in favor of an item to approve it, proxies would be voted in favor of adjournment only if the board of directors determined that adjournment and additional solicitation was reasonable and in the best interest of shareholders, taking into account the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes, the nature of any further solicitation that might be made and the information provided to shareholders about the reasons for additional solicitation.

                           PROPOSALS OF SHAREHOLDERS
================================================================================

     Any shareholder proposal to be considered for inclusion in proxy material for the Company's annual meeting of shareholders in April 1999 must be received at the principal executive office of the Company (Suite 3510, 200 West Madison Street, Chicago, Illinois 60606) no later than October 29, 1998. Submission of a proposal does not guarantee inclusion of the proposal in the proxy statement or its presentation at the meeting since certain rules under the federal securities laws must be satisfied.

                                     OTHER
================================================================================

     John A. Levin & Co., Inc., a wholly-owned second-tier subsidiary of the Company, is the Company's investment adviser and manages the Company's portfolio of publicly-traded securities. The address of John A. Levin & Co., Inc. is One Rockefeller Plaza, 25th Floor, New York, New York 10020.


May 4, 1998

PROXY                      BAKER, FENTRESS & COMPANY                       PROXY

                   Proxy Solicited By The Board Of Directors
            For The Annual Meeting of Shareholders - June 11, 1998

Frederick S. Addy, David D. Grumhaus and Jeffrey A. Kigner, or any of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, to vote the Common Stock of the undersigned at the annual meeting of shareholders of BAKER, FENTRESS & COMPANY to be held at The Midland Hotel, Adams Room, 172 W. Adams at LaSalle, Chicago, IL 60603, on Thursday, June 11, 1998, at 10:30 a.m., local time, and at any postponements or adjournments of that meeting, as set forth below, and in their discretion upon any other business that may properly come before the meeting.

                             ____  Check here if you plan to attend the meeting.

                             ____  Check here for address change.

                                   New Address:
                                                ------------------------

                                   -------------------------------------

                                   -------------------------------------

All capitalized terms used in      (Continued and to be signed on reverse side.)
this proxy shall have the same
meanings assigned to them in
the Proxy Statement.

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                            YOUR VOTE IS IMPORTANT.

            PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                    USING THE ENCLOSED POSTMARKED ENVELOPE.





4113-Baker, Fentress & Company

     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

The Board of Directors recommends that you vote FOR all nominees and FOR the other proposal below.

1.  Election of directors-Nominees: Bob D.        FOR       WITHHOLD     FOR ALL
    Allen, Jessica M. Bibliowicz, David D.        ALL       ALL          EXCEPT
    Peterson, William H. Springer, and Dean J.    _____     ______       _____
    Takahashi.
_________________________________
(Except Nominee(s) written above)

2.  To ratify the selection of Ernst & Young      FOR       AGAINST      ABSTAIN
    LLP as the Company's independent auditors.    _____     _____        ____

This proxy will be voted as specified or, if no choice is specified, will be voted
FOR the election of the nominees named
and FOR the other proposal specified
herein.

Please sign exactly as your name appears.
If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.

      Dated: _________________, 1998

Signature(s) __________________________________________________________________

_______________________________________________________________________________
Please vote, sign, date and return this proxy card promptly using the enclosed envelope.
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                              FOLD AND DETACH HERE



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